UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Capstead Mortgage Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

COMPANY #
CAPSTEAD MORTGAGE CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
Thursday, April 30, 2009
9:00 a.m. (Central)
THE CRESCENT CLUB
200 Crescent Court, 17th Floor
Dallas, TX 75201
Directions to the Capstead Mortgage Corporation 2009 Annual Meeting
of Stockholders are available on the back of this notice.
Important Notice Regarding the Annual Stockholder Meeting
to be Held on April 30, 2009 and the Availability of Proxy Materials.
Notice is hereby given that the Annual Meeting of Stockholders of Capstead Mortgage Corporation will be held at The Crescent Club, 200 Crescent Court, 17th Floor, Dallas, TX on Thursday, April 30, 2009 at 9:00 a.m. for purposes of acting on the matters set forth below.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report are available at www.ematerials.com/CMO
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 18, 2009 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.
The Board of Directors recommends that you vote FOR the following proposals:
1.	Election of Directors

2.	Ratify Ernst & Young LLP as our independent registered public accounting firm

You may immediately
vote your proxy
on the Internet at:
www.eproxy.com/CMO
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 29, 2009.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet — Access the Internet and go to www.ematerials.com/CMO. Follow the instructions to log in, and order copies.

Telephone — Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email — Send us an email at ep@ematerials.com with “CMO Materials Request” in the subject line. The email must include:
•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.
Directions to Capstead Annual Meeting of Stockholders

The Crescent Club is located on the 17th floor
of the Crescent Complex’s center office tower.
Exit Pearl from Woodall Rodgers.